Income Taxes	12 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Pretax earnings from continuing operations consist of the following:

	2012	2013	2014
United States	$1,742	1,724	2,096
Non-U.S.	1,373	1,472	1,252
Total pretax earnings from continuing operations	$3,115	3,196	3,348

The principal components of income tax expense follow:

	2012	2013	2014
Current:
Federal	$750	704	742
State and local	61	60	59
Non-U.S.	466	480	516

Deferred:
Federal	(129)	(56)	(129)
State and local	(4)	2	(5)
Non-U.S.	(53)	(60)	(19)
Income tax expense	$1,091	1,130	1,164

Reconciliations of the U.S. federal statutory income tax rate to the Company's effective tax rate follow:

	2012	2013	2014
Federal statutory rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	1.3	1.3	1.0
Non-U.S. rate differential	(4.0)	(4.8)	(4.2)
Non-U.S. tax holidays	(1.7)	(1.8)	(1.1)
U.S. manufacturing deduction	(1.4)	(1.6)	(1.5)
Goodwill impairment	4.6	4.8	5.3
Artesyn repatriation	—	2.2	—
Other	1.2	0.2	0.3
Effective income tax rate	35.0%	35.3%	34.8%

Non-U.S. tax holidays reduce tax rates in certain foreign jurisdictions and are expected to expire over the next three years.

Following are changes in unrecognized tax benefits before considering recoverability of any cross-jurisdictional tax credits (federal, state and non-U.S.) and temporary differences. The amount of unrecognized tax benefits is not expected to change significantly within the next 12 months.

	2013	2014
Unrecognized tax benefits, beginning	$157	127
Additions for current year tax positions	8	9
Additions for prior year tax positions	14	25
Reductions for prior year tax positions	(26)	(19)
Reductions for settlements with tax authorities	(4)	(4)
Reductions for expiration of statutes of limitations	(22)	(18)
Unrecognized tax benefits, ending	$127	120

If none of the unrecognized tax benefits shown is ultimately paid, the tax provision and the calculation of the effective tax rate would be favorably impacted by $80. The Company accrues interest and penalties related to income taxes in income tax expense. Total interest and penalties recognized were $3, $(6) and $(1) in 2014, 2013 and 2012, respectively. As of September 30, 2014 and 2013, total accrued interest and penalties were $25 and $27, respectively.

The U.S. is the major jurisdiction for which the Company files income tax returns. Examinations by the U.S. Internal Revenue Service are substantially complete through 2009. The status of state and non-U.S. tax examinations varies due to the numerous legal entities and jurisdictions in which the Company operates.

The principal items that gave rise to deferred income tax assets and liabilities follow:

	2013	2014
Deferred tax assets:
Net operating losses and tax credits	$231	238
Accrued liabilities	262	311
Postretirement and postemployment benefits	102	93
Employee compensation and benefits	256	196
Pensions	—	28
Other	124	137
Total	$975	1,003

Valuation allowances	$(131)	(154)

Deferred tax liabilities:
Intangibles	$(780)	(649)
Pensions	(38)	—
Property, plant and equipment	(255)	(258)
Other	(158)	(98)
Total	$(1,231)	(1,005)

Net deferred income tax liability	$(387)	(156)

Current deferred tax assets, net were $354 as of September 30, 2014 and 2013, and noncurrent deferred tax liabilities, net were $510 and $741, respectively. Total income taxes paid were approximately $1,310, $1,270 and $1,300 in 2014, 2013 and 2012, respectively. Approximately half of the $238 of net operating losses and tax credits can be carried forward indefinitely, while the remainder expire over varying periods.